UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 27, 2006

INTERNATIONAL RECTIFIER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7935	95-1528961
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

233 Kansas Street		90245
El Segundo, California		(Zip Code)
(Address of principal executive offices)

(310) 726-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into Material Definitive Agreement

On June 27, 2006, International Rectifier Corporation (the “Company”) entered into a guaranty in favor of Bank of America, N.A. (“BoA”), to guarantee the payment and performance of obligations by International Rectifier Southeast Asia Pte. Ltd., a subsidiary of the Company (“IR Singapore”), in connection with a Credit Agreement dated June 27, 2006 (the “Credit Agreement”), between IR Singapore and BoA as administrative agent and sole initial Lender.

Pursuant to the Credit Agreement, BoA loaned US$ 81,000,000 to IR Singapore. The loan bears interest at the rate of LIBOR plus 1% and matures on June 26, 2008. The Credit Agreement contains certain covenants by IR Singapore, including certain financial covenants and limitations on the incurrence of liens and indebtedness. The Credit Agreement also contains customary events of default. Upon the occurrence of an event of default, the outstanding obligations under the Credit Agreement may be accelerated and become due and payable immediately.

The Guaranty and Credit Agreement are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, respectively and the description of the Guaranty and Credit Agreement in this Item 1.01 is qualified in its entirety by reference to such exhibits.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Document Description

10.1	Credit Agreement, dated June 27, 2006, between International Rectifier Southeast Asia Pte. Ltd., and Bank of America, N.A. as Administrative Agent and sole initial Lender.

10.2

Guaranty, dated June 27, 2006, executed by International Rectifier Corporation in favor of Bank of America, N.A. to guarantee the obligations of International Rectifier Southeast Asia Pte. Ltd. in connection with the Credit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL RECTIFIER CORPORATION

Date: July 3, 2006	By:	/s/ Donald R. Dancer
Donald R. Dancer,
Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Document Description

10.1	Credit Agreement, dated June 27, 2006, between International Rectifier Southeast Asia Pte. Ltd., and Bank of America, N.A. as Administrative Agent and sole initial Lender.

10.2

Guaranty, dated June 27, 2006, executed by International Rectifier Corporation in favor of Bank of America, N.A. to guarantee the obligations of International Rectifier Southeast Asia Pte. Ltd. in connection with the Credit Agreement.